                                          SECURITIES AND EXCHANGE COMMISSION

                                                WASHINGTON, D.C. 20549

                                                       Form 8-K

                                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                            Date of Report: June 17, 2004

                                                        ------

                                               SBC COMMUNICATIONS INC.
                                (Exact name of registrant as specified in its charter)

                                                        1-8610
                                               (Commission File Number)

                         DELAWARE                                                   43-1301883
      (State or other jurisdiction of incorporation)                   (I.R.S. Employer Identification No.)

                                      175 E. Houston, San Antonio, Texas, 78205
                                (Address of principal executive offices and zip code)

                                                    (210) 821-4105
                                 (Registrant's telephone number, including area code)

Item 5.   Other Events

SBC Communications Inc. ("SBC") today sold 50 percent of its indirect 18 percent stake in South African telecommunications provider
Telkom SA Ltd.   ("Telkom") for approximately 3.58 billion Rand (approximately U.S.$542 million at a recent exchange rate) in cash to
South African and international institutional investors.  As a result of the transaction, SBC now holds an indirect 9 percent stake in Telkom.  Thintana Communications LLC (Thintana) (the holder of the Telkom shares SBC beneficially owns) has agreed to not sell any of its remaining stake prior to the date of the release of Telkom’s interim financial results (which is scheduled for November 22,
2004) subject to exceptions for sales pursuant to: a public tender offer or exchange offer for all shares of Telkom; Telkom’s share repurchase program so long as it is targeted in whole or in part to Thintana; to affiliates of SBC or its benefits plans provided they agree to the same transfer restriction; or with the prior written consent of the investment banks conducting the sale to institutional investors.

SBC expects to report in its second-quarter 2004 financial results a net after-tax loss of approximately $45 million.

SBC expects to continue to use the equity method of accounting for its remaining interest in Telkom.  In the first quarter of 2004,
SBC recorded $34 million in equity income from Telkom.

Information set forth in this report contains financial estimates and other forward-looking statements that are subject to risks and uncertainties and actual results might differ materially.  A discussion of factors that may affect future results is contained in
SBC's filings with the Securities and Exchange Commission.  SBC disclaims any obligation to update or revise statements contained in this report based on new information or otherwise.

The securities referred to in this report have not been and will not be registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States, except pursuant to an applicable exemption from registration.  No public offering of securities is being made into the United States.

                                                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              SBC COMMUNICATIONS INC.

Date: June 17, 2004                                                   By: __/s/ John J. Stephens_________
                                                                          John J. Stephens
                                                                          Vice President and Controller